Note 4	6 Months Ended
Jun. 30, 2021
Shareholder Remuneration System [Abstract]
Disclosure of shareholder remuneration system [Text Block]	Shareholder remuneration system
The Annual General Meeting of BBVA held on April 20, 2021, approved, under item 3 of the Agenda, the cash distribution in the amount of €0.059 gross per share against the share premium account as shareholder remuneration in relation to the Group’s result in the 2020 financial year per BBVA outstanding share, paid to shareholders on April 29, 2021.
Additionally, the European Central Bank (ECB) published on July 23, 2021, recommendation 2021/31 repealing recommendation ECB/2020/62 as from September 30, 2021. Recommendation ECB/2021/31 establishes that the ECB will assess banks’ plans to distribute dividends and conduct share buybacks on an individual basis with a careful forward-looking assessment of capital plans in the context of the normal supervisory cycle, and repeals any further restrictions on dividends and share buybacks contained in recommendation ECB/2020/62.
Once recommendation ECB/2021/31 has been released, BBVA intends to reintroduce its dividend policy announced on February 1, 2017, that consist in the distribution of an annual payout of between 35% and 40% of the profits obtained in each financial year fully in cash in two different payments (expected for October and April, subject to the applicable authorizations) as from September 30, 2021.